Exhibit 32.2

                      CERTIFICATION AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of SBT Bancorp, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Anthony F. Bisceglio, the Chief Financial Officer of the Company, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

     (i) The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                     /s/ Anthony F. Bisceglio
                                                     ---------------------------
                                                     Anthony F. Bisceglio, Ph.D.
                                                     Chief Financial Officer

Date: November 16, 2009

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